UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03056

             TRIDAN CORP.

(Exact name of registrant as specified in charter)

c/o PKF O’Connor Davies

   300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677

(Address of principal executive offices)

c/o PKF O’Connor Davies

   300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 712-9800

Date of fiscal year end:  April 30

Date of reporting period:  October 31, 2024

Item 1.	Reports to Stockholders.

(a) Attached on the following pages is a copy of the registrant’s semi-annual report as of October 31, 2024 transmitted to stockholders.

December 27, 2024

Dear Shareholder:

This semi-annual report of Tridan Corp. (“Tridan” or the “Company”) covers the six-month period from May 1, 2024 to October 31, 2024. As part of this report, we enclose the unaudited financial report for the six-month period ending October 31, 2024 and for the corresponding period ending October 31, 2023. Tridan Corp. invests exclusively in non-voting securities and accordingly has not voted any proxies for the year ended June 30, 2024. A schedule of Tridan’s portfolio holdings at October 31, 2024, consisting entirely of municipal obligations, is included in the unaudited financial report. Tridan’s complete schedule of portfolio holdings is filed with the U.S. Securities and Exchange Commission on Form N-PORT at www.sec.gov, for the first and third fiscal quarters.

The net asset value per share at October 31, 2024 was $11.53 compared with $11.07 at October 31, 2023.

The net investment income per share for the six-month periods ended October 31, 2024 and October 31, 2023 was $0.08 for each such period.

AUDITORS

At the company’s last annual shareholder’s meeting on July 26, 2024, the reappointment of Forvis Mazars, LLP as the company’s auditors for the fiscal year ending April 30, 2025 was ratified by the shareholders as follows:

Shares Voted For:	1,873,554.50610
Shares Voted Against:	-0-
Shares Abstaining	-0-

Tridan Corp.

December 27, 2024

Page – 2 –

INVESTMENT ADVISORY AGREEMENT

At its meeting on June 24, 2024, the Board of Directors, including a majority of the independent directors, unanimously approved the renewal of the investment advisory agreement with J.P. Morgan Investment Management Inc. (“JPMorgan”) for the period July 1, 2024 to June 30, 2025 after considering a variety of material factors and conclusions with respect thereto that formed the basis for the board’s approval, as discussed below.

Throughout the year, the directors receive and analyze a substantial quantity of comprehensive information and written materials, including ongoing analysis of the company’s existing portfolio and JPMorgan’s recommendations in light of its forecasts for the economy, employment trends, business conditions, inflation, municipal bond yield curve, and return trends including yield comparisons between tax-exempt and US Treasury bonds, appropriate duration and maturities, quality, yields, and sector allocation. Written materials received by the directors before each meeting include reports, statistics, charts, graphs, performance records, comparisons with other funds and the like. JPM is questioned regarding its economic outlook for New York municipal bonds, the company’s portfolio holdings and its performance.

In addition to the foregoing, JPM submits each year its audited financial statements and detailed information regarding JPM’s business, personnel and operations, advisory services, compensation matters, portfolio strategy, investment performance, sources of information, fee comparisons, compliance programs, and other matters of significance to the relationship between Tridan and its investment adviser, all of which material is furnished to each Director. The Directors reviewed and discussed this material, as well as their own views on JPM’s performance and relationship with Tridan, with particular attention to the following areas:

Investment Performance

At each meeting, the Directors receive, review and discuss with JPM’s representatives the various data showing Tridan’s portfolio characteristics, including market value, average duration, credit quality, coupon, yield statistics, and breakdown information regarding duration, credit, and investment sectors. JPM’s quarterly presentation also includes the portfolio performance over three months, year to date, one year, three years and five years compared with the JPM New York Tax Free Bond Fund, Sanford Bernstein Intermediate New York Municipal Fund, and Bloomberg New York Competitive Intermediate (1-17 Year) Index. The Directors also compared Tridan’s performance with the median performance of certain New York municipal bond funds as compiled by Morningstar. Based on their review, the Directors concluded that Tridan’s relative investment performance has been satisfactory.

Tridan Corp.

December 27, 2024

Page – 3 –

Nature, Extent and Quality of Service

The board’s analysis of the nature, extent and quality of JPM’s services to Tridan is based on knowledge gained over time from discussions with management and at the board’s regular meetings. In addition, the Directors review the qualifications, education and experience of JPM’s personnel involved in rendering those services. As Tridan’s investment adviser, JPM manages the investment of the company’s assets, including purchases and sales of securities. JPM also prepares and issues periodic reports to the board of directors in connection with board meetings. The board also considers the adviser’s monitoring adherence to the company’s investment policies, guidelines and restrictions, JPM’s responsiveness to requests by Tridan’s counsel for periodic information, reports required for compliance with federal securities laws and regulations and maintaining and monitoring its compliance programs in light of today’s extensive regulatory requirements. The board has concluded that the nature, extent and quality of the services provided by JPM to the company have been and continue to be satisfactory and beneficial to Tridan.

Fees, Economies of Scale and Profitability; Ancillary Benefits to the Advisor

Under its Investment Advisory Agreement dated July 1, 2000 with JPM, which was amended as of June 1, 2020 to reduce the compensation payable to JPM, for the services provided, and the expenses borne pursuant to this Agreement, the Company will pay to the Adviser as full compensation therefor a fee at an annual rate equal to 0.25 of 1% of the Company’s net assets. This fee will be computed based on net assets on the last business day of each calendar quarter and will be paid to the Adviser quarterly during the succeeding calendar month. The Directors noted that the advisory fee payable to JPMorgan does not change based on Tridan’s assets, and so economies of scale are not realized in the advisory fee.

Tridan also pays 0.02% (2 basis points) to JPM’s affiliate, J.P. Morgan Chase Bank, N.A. for custodial services. The Advisory Agreement requires JPM to bear all expenses incurred by it in connection with its activities under the agreement. For the year ended April 30, 2024, JPM’s advisory fees were $87,061, and the custodial fees were $6,939. Further, the Directors noted that JPM was profitable with respect to the advisory services it provides to Tridan. The Directors considered the advisory fees and overall fees charged to another investment company which invests principally in the same type of securities as Tridan, the Sanford Bernstein Intermediate New York Municipal Fund, and the median advisory fee of a comparable Morningstar peer group of New York municipal bond funds. The Directors also considered the advisory fee and overall fees paid by the JPM New York Tax Free Bond Fund, which invests in the same type of securities as Tridan. The Directors noted that the Sanford Bernstein Intermediate New York Municipal Fund and the JPM New York Tax Free Bond Fund have significantly more assets than Tridan. The Directors further considered that Tridan’s advisory fee is priced below the standard institutional rate for other JPM institutional clients. Other than the custody fees paid to an affiliate of JPM, the Directors did not identify other benefits to be realized by the Adviser or its affiliates from its relationship with Tridan.

In light of the nature, extent and quality of the services received by Tridan from JPM, as well as the affiliate’s custodial fees, the Directors consider the fees paid to Tridan to be reasonable. It was the conclusion of the Directors that it would be in the best interests of Tridan Corp. and its shareholders for the board to renew the investment advisory agreement with J.P. Morgan Investment Management, Inc. for another year.

Tridan Corp.

December 27, 2024

Page – 4 –

DIRECTORS

At the last annual shareholder’s meeting on July 26, 2024, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

	Shares Voted For:	Shares Withheld:

Mark Goodman	1,873,554.50610	-0-
Russell J. Stoever	1,873,554.50610	-0-
Joan G. Rall	1,873,554.50610	-0-
Benjamin Cope	1,873,554.50610	-0-

During the six-month period ended October 31, 2024, all executive officers of the Company as a group received compensation comprised solely of said directors’ fees aggregating $26,500 during said period. No director or officer received any compensation from the company except for fees of $24,000 paid to each director, plus an additional $2,500 to Joan G. Rall as chair of the audit committee. Mr. Lively receives no fees for his service as Secretary of the Company, although Practus, of which Mr. Lively is a partner, receives fees from the Company for services as counsel. Mr. Chin receives fees from the Company for his service as the Company’s Chief Compliance Officer.

Sincerely,

TRIDAN CORP.

/s/ Mark Goodman
Mark Goodman, President

Tridan Corp.

Financial Statements

October 31, 2024 and 2023

Tridan Corp.

Contents

October 31, 2024 and 2023

Accountants’ Compilation Report

To the Shareholders and Board of Directors

Tridan Corp.

Management is responsible for the accompanying financial statements of Tridan Corp., (a corporation) which comprise the statements of assets and liabilities and schedules of investments in municipal obligations as of October 31, 2024 and 2023, and the related statements of operations for the six months ended October 31, 2024 and 2023 and the related statement of changes in net assets for the six months ended October 31, 2024 and year ended April 30, 2024, and the related notes to the financial statements in accordance with accounting principles generally accepted in the United States of America. We have performed a compilation engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. We did not audit or review the financial statements nor were we required to perform any procedures to verify the accuracy or completeness of the information provided by management. Accordingly, we do not express an opinion, a conclusion, nor provide any form of assurance on these financial statements.

The statement of changes in net assets for the year ended April 30, 2024 was derived from financial statements that were audited by another accounting firm. Their report, dated June 28, 2024, expressed an unqualified opinion thereon, but they have not performed any auditing procedures since that date.

A statement of cash flows for the six months ended October 31, 2024 and 2023 has not been presented. Accounting principles generally accepted in the United States of America require that such a statement be presented when financial statements purport to present financial position and results of operations.

We are not independent with respect to Tridan Corp.

December 17, 2024

PKF O’CONNOR DAVIES, LLP

300 Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677 I Tel: 201.712.9800 I Fax: 201.712.0988 I www.pkfod.com

PKF O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

Tridan Corp.

Statements of Assets and Liabilities

October 31, 2024 and 2023

	2024	2023

Assets
Investments in municipal obligations, at fair value (original cost - $38,000,971 and $38,054,853 respectively) (amortized cost - $34,223,668 and $34,814,449 respectively)	$33,268,937	$32,490,651
Cash	961,226	901,944
Prepaid insurance and other assets	260	260
Accrued interest receivable	455,532	488,542

Total assets	$34,685,955	$33,881,397

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	$34,726	$34,726
Accrued professional fees	25,000	25,000
Accrued other	24,367	16,004
Redemption payable	516	596,784
Dividends payable	31,751	6,178

Total liabilities	116,360	678,692

Net assets	$34,569,595	$33,202,705

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at October 31, 2024 and 2023	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 200,684.3813 and 200,639.6288 shares at October 31, 2024 and 2023	(2,360,299)	(2,359,782)
Distributable earnings:
Underdistributed net investment income	12,158	7,069
Undistributed capital losses	(912)	(1,078)
Unrealized depreciation of investments, net	(961,648)	(2,323,800)

Net assets [equivalent to $11.53 and $11.07 per share, respectively, based on 2,998,415.6187 and 2,998,460.3712 shares of common stock outstanding]	$34,569,595	$33,202,705

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2024 and 2023

	2024			2023
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

New York Municipal Bonds

Syosset New York Central School District Unlimited Tax 5.0% due December 15, 2022	$300,000	$295,959	$300,468	$300,000	$300,062	$300,291

Rensselaer Cnty, NY Limited Tax 5.00% due September 1, 2024	-	-	-	100,000	108,401	101,004

Buffalo & Ft. Erie NY Pub Bridge Auth Toll Bridge Sys Rev 5.0% due January 1, 2025	410,000	411,539	410,943	410,000	419,257	414,727

Saratoga Springs NY Ref Public Imports-Unlimited Tax (Par Call February 15, 2023 @100) 5.0% due February 15, 2025	225,000	218,595	225,333	225,000	223,930	225,245

Onondaga County NY Ref Unlimited Tax (Par Call March 15, 2024 @100) 5.0% due March 15, 2025	285,000	282,190	285,405	285,000	287,194	286,496

Brookhaven NY REF Unlimited Tax 5.00% due March 15, 2025	500,000	505,572	503,580	500,000	520,567	509,000

State of NY Dormitory Auth Personal Inc Tax Rev Ref Educ. 5.50 % due March 15, 2025	500,000	501,743	504,370	500,000	506,398	511,435

Erie Count Indvl Dev Agency 5.0% due May 1, 2025	750,000	775,275	757,020	750,000	798,754	763,365

Rhinebeck New York Central School District Unlimited Tax (Par Call June 15, 2023 @100) 4.0% due June 15, 2025	535,000	526,138	535,487	535,000	532,622	535,075

Build NYC Resource Corp.NY Rev United Jewish Appeal (Par Call July 1, 2024 @100) 5.0% due July 1, 2025	320,000	319,464	320,451	320,000	326,407	322,326

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2024 and 2023

	2024			2023
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

State of NY Dormitory Authority State Pers. Inc. Tax 5.5% due March 15, 2026	200,000	206,911	206,996	200,000	211,949	207,562

NYC NY TR Cultural Res- Museum of Modern Art 4.0% due April 01, 2026	500,000	513,057	507,725	500,000	524,018	500,095

SNT Lawrence CNTY NY REF Limited Tax (Par Call May 15, 2025) 5.0% due May 15, 2026	105,000	106,551	106,048	105,000	108,846	106,720

NY ST Environmental FACS 5.00% due June 15, 2026	1,300,000	1,348,959	1,347,190	1,300,000	1,379,125	1,345,942

NY City NY Transitional Fin Auth Bldg Aid Rev 5.00% due July 15, 2026	100,000	102,993	103,744	-	-	-

NY ST Dorm Auth Revenues Non St Supported 5.00% due October 1, 2026	500,000	523,066	520,435	-	-	-

Laurens NY Central School District (Par Call June 15, 2025) 4.0% due June 15, 2028	305,000	307,379	306,922	305,000	311,197	304,713

Mattituck-Cutchogue NY Central School District Unlimited Tax (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2026	280,000	284,766	283,937	280,000	291,500	285,695

Util. Debt Securitization (Par Call June 15, 2024 @100) 5.00% due December 15, 2026	500,000	500,365	501,085	500,000	512,608	504,340

Putnam County NY Limited Tax (Par Call January 15, 2026 @100) 5.0% due January 15, 2027	135,000	138,859	138,333	135,000	142,047	138,540

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2024 and 2023

	2024			2023
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Gates Chili NY Central School Unlimited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	200,000	203,109	202,488	200,000	208,077	203,912

Halfmoon NY Pub Imp Limited Tax (Par Call June 15, 2025 @100) 5.0% due June 15, 2027	280,000	283,991	283,466	280,000	290,483	285,432

Mattituck-Cutchogue NY (Par Call July 15, 2025 @100) 5.0% Unlimited tax due July 15, 2027	365,000	370,928	369,909	365,000	379,305	371,880

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	1,250,000	1,344,466	1,324,788	1,250,000	1,375,078	1,279,475

Met Transportation Auth NY Revenue 5.0% due November 15, 2027	300,000	308,632	305,991	300,000	316,344	306,000

Tompkins County NY Public Impt Ser B Limited Tax (Par Call December 15, 2024 @100) 5.0% due December 15, 2027	500,000	501,540	501,200	500,000	513,533	506,790

Port Authority of NY and NJ 5.375 % due March 1, 2028	80,000	78,836	84,137	95,000	94,596	98,142

Western Nassau Cty Water Auth (Par Call April 1, 2025 @100) 5.0% due April 1, 2028	100,000	100,775	100,726	100,000	102,616	101,328

Util Debt Securitization Auth NY Restructuring Ser TE (Par Call December 15, 2023 @100) 5.0% due December 15, 2028	-	-	-	500,000	498,871	500,190

Erie County NY Fiscal Stability Sales Tax (Par Call June 15, 2027 @100) 5.00% due June 15, 2029	1,000,000	1,065,308	1,051,680	1,000,000	1,090,436	1,042,060

NY NY Ref - Ser Unlimited Tax 5.0% due August 1, 2029	750,000	850,153	819,855	750,000	869,932	796,080

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2024 and 2023

	2024			2023
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

NY ST Dorm Auth Revenues Non St 5.0% due October 1, 2029	1,090,000	1,186,149	1,145,655	1,090,000	1,217,696	1,125,371

Battery Park City NY Authority SR-Ser A (Par Call November 1, 2023 @100) 5.0% due November 1, 2029	-	-	-	140,000	138,171	140,000

NY ST Dorm Auth Rev 5.0% due July 1, 2030	500,000	617,206	562,845	500,000	637,271	543,635

Harrison NY LTD Tax 5.0% due July 1, 2030	290,000	331,799	323,594	290,000	334,996	314,412

NY City Transitional Fin Auth Rev Future (Par Call February 1, 2026 @100) 5.00 % due February 1, 2031	1,000,000	1,034,767	1,018,800	1,000,000	1,061,574	1,084,740

IL ST REF-SER B 5.0% due March 1, 2031	125,000	130,432	135,996	125,000	130,803	129,165

NY St Urban Dev Corp Rev Ref Pers Income Tax 5.0% due March 15, 2031	750,000	791,938	779,115	750,000	807,538	774,510

NY ST Environmental Clean Water 5.0% Due June 15, 2031	400,000	487,222	437,508	400,000	499,592	427,512

N.Y.S. Dormitory Authority Revenues Ref Cornell University 5.0% due July 1, 2031	1,000,000	1,265,002	1,140,670	1,000,000	1,303,234	1,097,540

Nassau County NY Interim 5.0% due November 15, 2031	500,000	635,370	568,730	500,000	653,756	551,110

Syracuse NY REF-SER B LTD Tax 4.0% due June 1, 2032	1,060,000	1,251,945	1,131,953	1,060,000	1,275,614	1,057,000

NYS Dormitory Authority Personal Income Tax (Par Call August 15, 2026) 5.0% due February 15, 2033	500,000	529,293	515,015	500,000	545,134	510,235

NYS Dorm Auth Revs (Par Call October 01, 2026) 5.0% due October 01, 2033	1,000,000	1,036,642	1,032,250	1,000,000	1,055,693	1,021,540

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2024 and 2023

	2024			2023
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Triborough NY Brdg & Tunl Auth Payroll Mobility 5.0% due November 15, 2033	500,000	604,719	572,335	500,000	614,939	544,165

NY NY Ser D Sbserv Unltd Tax 5.0% due December 1, 2033	290,000	324,063	309,195	290,000	327,189	301,925

Util Debt Securitization Auth NY (Par Call June 15, 2026) 5.0% due December 15, 2033	100,000	106,422	102,654	100,000	110,293	102,186

NY ST Dorm Auth Revenues Non St 5.0% due July 1, 2034	600,000	676,640	623,214	600,000	683,201	617,124

Port WA NY UN Freesch Dist 5.0% due August 1, 2034	1,000,000	1,147,819	1,107,240	1,000,000	1,160,498	1,018,500

Long Island NY Power Auth Elec 5.0% due September 1, 2034	1,000,000	1,098,770	1,060,780	1,000,000	1,123,003	1,040,880

NYS Dorm Sales Tax 5.0% due March 15, 2035	1,250,000	1,335,552	1,318,700	1,250,000	1,357,835	1,289,550

Triborough NY Brdg & Tunl Auth 4.0% due May 15, 2035	500,000	583,608	518,810	500,000	590,556	486,085

N.Y.S. Environmental FACS 5.0% due June 15, 2035	500,000	618,916	541,645	500,000	628,576	528,515

NY ST Envrnmntl Facs Corp Rev Green Bond-ST 5.0% due August 15, 2035	355,000	386,551	372,821	355,000	389,414	368,607

Liberty Dev Corp NY Rev Ref - Goldman 5.25% due October 1, 2035	515,000	591,305	590,937	515,000	596,797	539,828

Nassau Cnty NY Interim Fin Auth Res-Sales tax 4.0% due November 15, 2035	625,000	659,796	658,838	625,000	662,347	627,419

Triboro NY Bridge & Tunnel 5.0% due November 15, 2035	1,015,000	1,070,496	1,051,966	1,015,000	1,089,320	1,045,125

Port Auth of NY & NJ Ref-Ser 5.0% due December 1, 2035	1,000,000	1,100,918	1,127,290	1,000,000	1,108,068	1,068,750

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Schedule of Investments in Municipal Obligations

October 31, 2024 and 2023

	2024			2023
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Long Isld NY Pwr Auth Elec Sys Rev 5.0% due September 1, 2036	150,000	178,116	172,251	-	-	-

William Floyd NY Un Free Sch Dist 4.0% due June 15, 2038	420,000	428,518	425,498	420,000	428,987	381,629

Uniondale NY Un Free Sch Dist Unltd 4.0% due January 15, 2041	1,000,000	1,036,575	1,012,920	1,000,000	1,038,201	899,733

	$31,610,000	$34,223,668	$33,268,937	$31,615,000	$34,814,449	$32,490,651

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Statements of Operations

For the Six Months Ended October 31, 2024 and 2023

	2024	2023
Investment income

Interest	$766,386	$771,254
Amortization of bond premium and discount - net	(323,727)	(320,453)

Total investment income	442,659	450,801

Expenses

Investment advisory fees	46,340	47,373
Professional fees	66,073	67,240
Director’s fees	26,500	26,500
Administrative and accounting expenses	36,000	36,000
Insurance and other expenses	29,108	22,194

Total expenses	204,021	199,307

Net investment income	238,638	251,494

Realized and unrealized gain on investments
Net realized gain on investments	166	204
Net unrealized appreciation (depreciation) on investments	182,299	(1,600,159)

Net realized and unrealized income (loss) on investments	182,465	(1,599,955)

Net increase (decrease) in net assets resulting from operations	$421,103	$(1,348,461)

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Statements of Changes in Net Assets

For the Six Months Ended October 31, 2024 and 2023 and Year Ended April 30, 2024

	Six Months Ended October 31, 2024	Six Months Ended October 31, 2023	Year Ended April 30, 2024
Change in net assets resulting from operations

Net investment income	$238,638	$251,494	$497,701

Net realized gain on investments	166	204	204

Unrealized appreciation (depreciation) on investments	182,299	(1,600,159)	(420,308)

Net increase (decrease) in net assets resulting from operations	421,103	(1,348,461)	77,597

Distributions to shareholders from
Net investment income	(239,877)	(244,190)	(484,068)

Redemptions of shares
45, 53,910, and 53,910 shares, respectively	(516)	(596,784)	(596,784)

Total increase (decrease)	180,710	(2,189,435)	(1,003,255)

Net assets
Beginning of period	34,388,885	35,392,140	35,392,140

End of period	$34,569,595	$33,202,705	$34,388,885

See accompanying notes and accountant’s compilation report.

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the “Company”), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company’s investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of October 31, 2024 and 2023.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation based on the earlier of the call date or the maturity date of the applicable bond.

Income Taxes

It is the Company’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no income tax provision would be required.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

1.	Significant Accounting Policies (continued)

Income Taxes (continued)

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments. Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed. Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly. Distributions of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit and market risk consist principally of cash on deposit with financial institutions. Deposits held at financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”) are insured up to $250,000. The Company maintains all of its cash on deposit in one financial institution. As of October 31, 2024 and 2023, there was $711,226 and $652,160, respectively of cash held in in excess of federally insured limits. The value of the Company’s investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items. The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946). See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology, which is unchanged as of October 31, 2024 and 2023.

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

1.	Significant Accounting Policies (continued)

FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of October 31, 2024 and 2023:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2) October 31,
	2024	2023

Investments in municipal obligations	$33,268,937	$32,490,651

Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

1.	Significant Accounting Policies (continued)

Fair value of Financial Instruments (continued)

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

Subsequent Events Evaluation by Management

Management has evaluated subsequent events for disclosure and/or recognition in the financial statements through December 17, 2024, the date that the financial statements were available for issue.

2.	Accrued Liabilities

Accrued liabilities consist of the following at:

	October 31,
	2024	2023

Accrued investment advisory and custodian fees (a)	$34,726	$34,726

Accrued professional fees (b)	$25,000	$25,000

Accrued other:
Accrued audit fees (c)	$10,249	$12,750
Accrued administrative	14,118	3,254

	$24,367	$16,004

(a)

The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investments. The annual advisory fee is .25 of one percent (effective June1, 2020 and .28 prior to that date) and the custody fee is .02 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)	For the six months ending October 31, 2024 and 2023, the Company incurred legal fees of approximately $37,800 and $40,200, respectively.

(c)	For the six months ending October 31, 2024 and 2023, the Company incurred audit fees of approximately $28,000 and $27,000, respectively.

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

3.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $250,000 and $115,000, respectively, for the six months ended October 31, 2024, and $0 and $3,369,000, respectively, for the six months ended October 31, 2023.

The U.S. Federal income tax basis aggregate cost) of the Company’s investments at October 31, 2024 and 2023, was approximately $34,224,000 and $34,814,000, respectively. The net unrealized (depreciation) appreciation at October 31, 2024 and 2023, for U.S. Federal income tax purposes was approximately $(955,000) and $(2,324,000), respectively. The gross unrealized appreciation of approximately $372,000 and $322,000, respectively; gross unrealized (depreciation) of approximately $(1,326,000) and $(2,646,000), respectively.

4.	Common Stock, Share Redemption Plan and Net Asset Values

At October 31, 2024 and 2023, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 18,919 shares outstanding common stock, at October 31, 2024 and 2023. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, as of the end of the Company’s fiscal quarter in which the request for redemption is received. At October 31, 2024 and 2023, there were 117,398.7423 shares, for both periods ended, which have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period. The net asset values per share and the shares outstanding are as follows:

	October 31,
	2024	2023

Net asset value	$11.53	$11.07
Shares outstanding at:
October 31, 2024	2,998,415.6187
October 31, 2023	2,998,460.3712

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

5.	Distributions

During the six months ended October 31, 2024 and 2023, distributions of $239,877 ($.08 per share) and $244,190 ($.08 per share), respectively, were declared and paid to shareholders. Distributions for the year ended April 30, 2024 amounted to $484,068 ($.16 per share). Substantially all of the distributions were exempt from Federal income taxes for the company shareholders during the six months ended October 31, 2024 and 2023. For the year ended April 30, 2024 all distributions were exempt from Federal income taxes for the company shareholders.

The tax character of distributions paid during the six months ending October 31, 2023 and 2022 and the year ended April 30, 2023 is as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2024	2023	2024

Distributions paid from investment income:
Tax-exempt investment income, net	$239,711	$243,986	$478,047
Capital gains	166	204	-

	$239,877	$244,190	$478,047

As of October 31, 2023 and 2022 and April 30, 2023, the components of distributable earnings on a tax basis were as follows:

	Six Months Ended October 31,		Year Ended April 30,
	2024	2023	2024

Underdistributed (overdistributed) tax-exempt investment income, net	$12,158	$7,069	$13,399
Undistributed capital losses	(912)	(1,078)	(1,078)
Unrealized depreciation of investments, net	(961,648)	(2,323,800)	(1,143,949)

	$(950,402)	$(2,317,809)	$(1,131,628)

There are no capital loss carryforwards as of October 31, 2024 and 2023. The Company had no capital reclassification related to permanent book/tax differences for the six months ending October 31, 2024 and 2023 and for the year April 30, 2024. There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the six months ended October 31, 2024 and 2023 and for the year ended April 30, 2024.

Tridan Corp.

Notes to Financial Statements

October 31, 2024 and 2023

6.	Financial Highlights

Selected per share data and ratios are as follows:

	Six Months Ended October 31,
	2024	2023	2022	2021	2020
Per share operating performance:
(For a share of common stock outstanding throughout the year):
Net assets value, beginning of period	$11.47	$11.59	$11.48	$12.48	$12.09

Income from investment operations:
Net investment income	0.08	0.08	0.08	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.06	(0.52)	(0.38)	(0.13)	0.30

Total from investment operations	0.14	(0.44)	(0.30)	(0.06)	0.38
Less distributions:
Dividends (from net investment income)	(0.08)	(0.08)	(0.08)	(0.07)	(0.07)
Capital gains	-	-	-	-	(0.01)

Total distributions	(0.08)	(0.08)	(0.08)	(0.07)	(0.08)
Net asset value - end of period	$11.53	$11.07	$11.10	$12.35	$12.39

Per share value - end of period	$11.53	$11.07	$11.10	$12.35	$12.39

* Total investment return	0.01%	-0.04%	-0.02%	0.03%	0.08%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$34,570	$33,203	$33,896	$37,703	$37,834
Ratio of expenses to average net assets	1.18%	1.20%	1.18%	1.02%	1.08%
Ratio of net investment income to average net assets	1.38%	1.51%	1.36%	1.07%	1.30%
Portfolio turnover rate	0.72%	0.05%	9.50%	3.51%	8.22%
Average (simple) number of shares outstanding (in thousands)	2,998	3,025	3,053	3,053	3,054

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

* * * * *

(b)	Not applicable.

Item 2.	Code of Ethics

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of October 31, 2024 is included as part of the report to stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to this Registrant because it is not an open-end management investment company.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this Registrant because it is not an open-end management investment company.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this Registrant because it is not an open-end management investment company.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this Registrant because it is not an open-end management investment company.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Consideration of the Advisory Agreement in Item 1(a).

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

No change in the portfolio managers identified in the registrant’s most recent annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 15.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers have evaluated and concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR

240.13a-15(b) or 240.15d- 15(b)).

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable because the registrant does not participate in securities lending.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)	The following exhibits are filed herewith:
(1)	Not applicable.

(2)	The separate certifications required by Rule 30a-2(a) under the 1940 Act for the registrant’s principal executive and principal financial officers.

(3)	Not applicable.

(4)	Not applicable.

(5)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ Mark Goodman
Mark Goodman, President and Principal Executive Officer

Date:    January 3, 2025

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark Goldman
Mark Goodman, President and Principal Executive Officer

Date:    January 3, 2025

/s/ Mark Goodman
Mark Goodman, Treasurer and Principal Financial Officer

Date:    January 3, 2025